                                                                       GT GLOBAL
                                                                   OVER 25 YEARS
                                                                    OF INVESTING
                                                                       WORLDWIDE

                                                                             / /
                                                                       GT GLOBAL
                                                                      DEVELOPING
                                                                         MARKETS
                                                                            FUND

                                                                             / /
                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1997

                                                                    [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Views  of the  Fund's management
described in this report are  as
of  the date  written. Portfolio
holdings and allocations are  as
of   October  31,  1997,  unless
otherwise  noted.  These  views,
portfolio holdings and
allocations   may  have  changed
subsequently.

MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

Fiscal 1997 has been a challenging and exciting year. The volatility of the market--and the resulting record highs and lows--has made investing a sometimes awe-inspiring endeavor for investors and investment professionals alike.

Across the GT Global family, our Funds have remained true to their investment goals and objectives regardless of world events. Whether it be the recent turmoil in the Asian markets, the privatization and reform underway across eastern Europe, deregulation occurring in Latin America or the ups and downs of the U.S. market, our Funds have maintained their focus. In fact, we believe these changes are yielding new investment opportunities in both established economies and dynamic new markets around the world. Looking forward to 1998, our commitment is to continue to monitor world markets and seek additional ways to capitalize on events as they unfold for the benefit of our shareholders.

In an effort to provide our customers easier access to information about the GT Global Funds, we launched our website, www.gtglobal.com, during the latter part of this year. We hope to continually enhance the information it contains, from our worldwide economic outlook, to fund price and performance reporting, to the Millennium Minute message of the day. Used in conjunction with annual and semiannual reports and your quarterly statement on our Funds, we hope it helps you monitor your investments and achieve your financial goals.

Be assured that we will continue to strive to offer you the quality investment products you need to build a well-diversified portfolio. As always, we appreciate your continued confidence in our Funds. Should you or your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our representatives will be happy to assist you.

Sincerely,

/s/ William J. Guilfoyle
William J. Guilfoyle
Chairman of the Board and President
GT Global Mutual Funds

GT GLOBAL DEVELOPING MARKETS FUND
PERFORMANCE SUMMARY

ABOUT THE PERFORMANCE SUMMARY

The G.T. Global Developing Markets Fund, Inc. (the "Predecessor Fund"), a closed-end fund whose single class of shares traded on the New York Stock Exchange, converted to an open-end fund on October 31, 1997. This enabled shareholders to realize the Predecessor Fund's discount to net asset value. On October 31, 1997, shareholders of the Predecessor Fund received Class A shares of the new Fund. Fees and expenses of the new Fund differ from those of the Predecessor Fund. Performance data shown are based on performance and expenses of the Predecessor Fund. Future performance will be affected by expenses that it will incur as an open-end Fund. An investor's actual return may be affected by the Fund's 2% redemption fee, which is imposed on certain redemptions and exchanges until May 1, 1998.

                         GT Global
                   Developing Markets Fund     J.P. Morgan      IFC Investable
                       Class A Shares            EMBI Plus         Composite

1/11/94                    9525                    10000             10000
                           9614                     9863             10011
                           9239                     9607              9097
                           8357                     8638              7899
                           7944                     8474              7752
                           8287                     8673              8325
                           7944                     8362              7902
                           8274                     8963              8047
                           9163                    10115              8712
                           9315                    10367              8982
                           9195                    10026              8698
                           8915                     9648              8688
                           8185                     8620              8126
                           7382                     7468              7734
                           6784                     7371              7374
                           6632                     7352              7226
                           7251                     7661              8000
                           7665                     7947              8695
                           7652                     7995              8888
                           7863                     8249              8853
                           7876                     8028              9094
                           7955                     7967              9450
10/31/95                   7665                     7667              9348
                           7685                     7628              9619
                           8108                     7894             10301
                           8799                     8555             11084
                           8681                     8365             10472
                           8730                     8487             10711
                           9037                     8830             11295
                           9212                     8752             11491
                           9247                     8856             11895
                           9002                     8274             12143
                           9310                     8531             12589
                           9624                     8657             13401
                           9582                     8471             13506
                           9827                     8596             14180
                          10020                     8634             14350
                          10367                     9244             14747
                          10722                     9696             15004
                          10375                     9457             14463
                          10512                     9296             14891
                          10838                     9612             15469
                          11142                    10027             15825
                          11497                    10124             16481
                          10223                     8832             16414
                          10548                     9119             16916
10/31/97                   9093                     7622             14967

The chart above shows the performance of the GT Global Developing Markets Fund, Class A shares, since the Fund's inception versus various indices. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares. The Fund also issues Class B and Advisor Class shares, which have different sales charge structures and ongoing expenses. Because of these differences, performance for Class B and Advisor Class shares will differ from performance for Class A shares. Advisor Class shares are not sold to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan"
section in the Fund's prospectus.

AVERAGE ANNUAL TOTAL RETURNS%(1)
OCTOBER 31, 1997

Share Class                 Without Sales Charge(2)         With Sales Charge

                              1-Year       LOF               1-Year     LOF

Class A(3)                    (5.10)      (1.14)             (9.61)    (2.47)

(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge for Class A shares, which, if included, would have reduced performance quoted.

(3) The Fund began operations on January 11, 1994.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH HEAD OF GLOBAL EMERGING MARKETS EQUITIES
ALLAN CONWAY

Q  HOW DID THE FUND PERFORM?

A The one-year period to October 31, 1997, ended on a disappointing note as emerging markets outside Asia fell in sympathy with events in the region. The Fund was not able to avoid the resulting volatility in worldwide emerging stock markets and, against this backdrop, Class A shares returned a total of -5.10% (-9.61% including the maximum 4.75% sales charge). The International Finance Corporation (IFC) Investable Composite Index(4) returned -10.02% over the same period. Meanwhile, the J.P. Morgan Emerging Markets Bond Index
(EMBI) Plus(5) returned a total of 10.82%.

While country selection contributed positively to performance against the IFC Investable Composite Index, stock selection, particularly in Malaysia, Mexico and Turkey, was primarily responsible for relative underperformance. Additionally, the Fund was underweighted in Brazil over the first nine months of the period, when the market was up close to 70%, as measured by the IFC Index. Within Brazil, the Fund was underweighted in state-owned companies, which performed exceptionally well.

Some of the evolutionary changes we discussed in the semiannual report, such as enhanced risk control guidelines and more disciplined stock selection, began exerting a positive influence toward the end of the annual reporting period, following a major restructuring of the portfolio in June.

Relative to the J.P. Morgan EMBI Plus Index, country selection has benefited the Fund, with holdings in Bulgaria, Brazil and Russia contributing. The Fund is also considerably more diversified than the index, which has a substantial allocation to Latin America.

Q  WHAT TRIGGERED THE GENERAL DOWNTURN IN EMERGING MARKETS?

A The trigger was a devaluation in the Thai currency in early July, which highlighted the instability of its banking sector and many years of excessive spending based on cheap dollar financings. While, initially, tremors were contained to Asia, in early October the sudden, sharp decline in the Hong Kong market--previously considered relatively immune to regional malaise--prompted fears of a global meltdown. Even the U.S. suffered a severe bout of volatility as investors fled to quality and liquidity.

Meanwhile, confidence in emerging equity markets worldwide was battered on a grand scale. Effects were also evident in emerging bond markets, where spreads to U.S. Treasuries widened dramatically, raising corporate and government borrowing rates considerably.

Q  WHAT COMPANIES PERFORMED WELL?

A A number of Fund holdings performed well over the period including LUKoil in Russia, the State Bank of India and Electricidad de Caracas in Venezuela.

LUKoil is the largest Russian oil group and the world's third-largest oil producer. The company has more oil reserves than any other listed oil company in the world. We believe LUKoil should benefit from higher production based on a strengthening of the domestic economy, the narrowing between domestic and world price levels, higher exports, its joint venture with a major western oil company, the acqui-
                                                                  CONTINUED P4

INVESTMENT OBJECTIVE

The Fund primarily seeks long-term capital appreciation and secondarily seeks income, to the extent consistent with seeking capital appreciation. While a majority of its assets are ordinarily invested in developing market equity securities, the Fund may also invest in developing market debt securities, making it possible to shift resources where we perceive opportunities are the most promising.

(4) The IFC Investable Composite Index is a market value-weighted average of the performance of securities listed on the exchanges of 26 countries. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(5) The J.P. Morgan EMBI Plus is market value-weighted average of government bonds from emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER   CONTINUED

sition of new cheap oil reserves and the consolidation of the Russian oil industry.

A strong market rally in Venezuela contributed to impressive returns for Electricidad de Caracas. The rise in the company's share price reflects progress in the privatization of the Venezuelan electricity market and regulatory reform.

On the other hand, major disappointments were mostly limited to companies in Malaysia, where financials such as Malayan Banking and Rashid Hussain6 were particularly affected by the currency crisis.

Q  COULD YOU DESCRIBE EVENTS IN ASIA?

A In Thailand and Malaysia, investors focused on the impact of falling real-estate prices in the banking/financial services and property development sectors. In both countries, the threat of bursting price "bubbles" had been growing over the last three years, and the failure of policymakers to take appropriate action only compounded the problem. Similar issues also featured in the Philippines, although to a lesser degree.

Elsewhere, in South Korea the key issue was the impact of the won's weakness on highly indebted companies that have borrowed in foreign currencies. Uncertainty in relation to the timing and size of an International Monetary Fund (IMF) rescue package for South Korea was also a primary concern. Even Hong Kong was unable to escape the carnage as capital outflows caused a rise in interest rates and a fall in property prices. Meanwhile, analysts continue to revise downwards their expectations for growth in the economy and corporate earnings.

Q  OUTSIDE ASIA, HOW HAVE COUNTRIES BEEN IMPACTED BY THE DOWNTURN?

A The year-to-date performance for the universe in U.S. dollar terms ranged from about 180% for Russia to -70% for Thailand (based on the IFC Index), reinforcing our focus on top-down asset allocation. During the last several months of the period, in particular, countries characterized by significant current account deficits, budget deficits or political problems generally experienced volatile share prices. Examples include Russia, Brazil and India.

Meanwhile, potential regional safe havens included Mexico, Hungary, South Africa and Egypt. While events in Asia soured investor sentiment in Mexico too, it was the least affected of all Latin American markets. In October 1997, fundamental economic news regarding GDP and industrial production received a warm welcome because both exceeded expectations. The economy grew 7.3% in the first nine months of the year, while industrial production rose 13.1% year-on-year to the end of September. Led by manufacturing and construction, industrial production was much higher than the consensus expectation of 8.7%.

In Hungary, the three-year commitment to economic austerity has nurtured a positive investment climate, with local investment and healthy foreign capital inflows producing another strong year for its stock market overall. We believe valuations are looking more attractive following October's selloff, and feel Hungary may stand to benefit as a regional safe haven because of its solid representation of blue-chip companies.

Q THE FUND IS SIGNIFICANTLY OVERWEIGHTED IN EGYPT RELATIVE TO THE IFCI INDEX. WHAT DO YOU FIND ATTRACTIVE ABOUT THIS MARKET?

A We have overweighted Egypt for a number of reasons. We believe the monetary environment is supportive, and the overall macroeconomic outlook remains very positive. Our expectations are for a continued decline in inflation with nominal interest rates moving in line. Capital inflows have also been supportive. We believe the main risk for Egypt is that reform takes longer to materialize than we anticipate. Following the market's strong performance over the past year, we will continue to monitor events and adjust the Fund's position accordingly.

Q  WHAT AREAS ARE YOU CURRENTLY CAUTIOUS ABOUT?

A We are not yet convinced that Asian policymakers are willing to endure the pain required to restructure
                                                                  CONTINUED P5

(6) The Fund sold off its holdings of the securities of these companies prior to October 31, 1997.

INTERVIEW WITH THE PORTFOLIO MANAGER   CONTINUED

their financial and corporate sectors, and expect further currency weakness, slower growth and higher inflation to emerge in this region. Additionally, continued yen weakness will put pressure on Asian export competitiveness. We believe the key to asset allocation in this region is identifying competitive, fundamentally strong and reasonably valued companies. We remain underweighted in financials generally, particularly banks, across the region.

In Latin America, concerns center around Brazil and Argentina, where the effects of higher interest rates on the private sector remain to be seen, leading us to feel cautious for the present. The Brazilian state sector, on the other hand, continues to be compelling as the reform process and privatization are seemingly back on track and showing renewed momentum. Indeed, the critical component of this equation will be the time it takes for interest rates to fall to normal levels.

Meanwhile, we believe one result of lower economic activity should be a reduction in the level of imports and redirection of sales to the export market, which would give some needed relief to the current account deficit. Of all regional markets, Argentina stands to bear most of the impact from any slowdown in Brazil. We believe a major factor for Argentina, like Brazil, will be the rate at which interest rates return to normal levels.

Q  WHAT ARE YOUR EXPECTATIONS FOR EMERGING EQUITY MARKETS IN 1998?

A In general, our medium-term outlook for emerging markets remains favorable. With the emerging markets universe as a whole having unwound most of its outperformance, valuation measurements, both on a price-to-book and price-to-earnings basis, are beginning to look attractive. Many emerging markets remain below their 1994 highs, and we find them generally undervalued in relation to the past and to developed markets.

We believe economic reform in many of the countries in eastern Europe and the Middle East (EMEA) could provide attractive opportunities for investors. In the portfolio, we continue to emphasize EMEA markets we feel are relatively well insulated from instability. Meanwhile, potential for a pickup in activity in Germany and other core European economies augurs well for the eastern European region. Hungary's current account achieved a healthy surplus in the third quarter, demonstrating strengthening export growth and resulting support of the current account balance.

As panic subsides, we expect Latin America to decouple from events in Asia. A decade of reform has delivered relatively stable growth and tame inflation in many Latin American countries. True, our expectations are more modest than several months ago but, despite the recent downturn, we are forecasting the region as a whole to stage its best economic performance for a generation this year, with average 1997 growth of around 5.5% and inflation below 13%. Meanwhile, reform and privatization remain well entrenched in the region. At the extreme, we think funding flows may take some time to recover, as perceptions of risk have been altered and confidence remains fragile.

Q  WHAT ARE YOUR EXPECTATIONS FOR EMERGING MARKET DEBT?

A Following the significant falls in emerging bond markets, we believe this asset class is beginning to look relatively attractive and are now raising our target bond exposure.We believe emerging market fundamentals are still good, and opportunities remain at hand for the long-term investor.

Although the Asian crisis will inevitably heighten investor caution in emerging markets, which may translate to slower growth rates and continuing market volatility for many of these countries next year, we believe yield spreads of 600-700 bps more than compensate for the risks of default. Consequently, attractive values are reappearing in Latin America and eastern Europe, and we see room for spreads to tighten.

INTERVIEW WITH THE PORTFOLIO MANAGER   CONTINUED

ABOUT THE PORTFOLIO MANAGERS

ALLAN CONWAY - Head of Global Emerging Markets Equity Team. Prior to joining Chancellor LGT Asset Management in 1997, Mr. Conway spent 23 years in the financial services industry. Most recently, from 1992-97 he was the Director, International Equities at Hermes Investment Management. He received a B.A. from the University of York, England.

CHENG-HOCK LAU - Chief Investment Officer, Developed Market Debt. Prior to joining Chancellor LGT Asset Management in 1995, Mr. Lau spent a total of 13 years with Fiduciary Trust, Bankers Trust and Glaxo Enterprises as a fund manager for Global Fixed Income. He received his B.B.A. from the University of Oregon.

MICHAEL MABBUTT - Head of Global Emerging Market Debt. From 1992 to 1996, Mr. Mabbutt was a senior fixed income manager at Baring Asset Management, joining Chancellor LGT Asset Management in December 1996. He holds a B.Sc. from the University of Capetown.

SECTOR ALLOCATION OF NET ASSETS%
OCTOBER 31, 1997

EQUITY

Energy                                   13.0
Multi Industry/Misc.                     11.6
Services                                 11.3
Materials/Basic Industry                 10.9
Finance                                   8.3
Consumer Non-Durables                     6.5
Technology                                2.3
Capital Goods                             1.6
Health Care                               1.6
Consumer Durables                         1.4

FIXED INCOME INVESTMENTS

Gov't & Gov't Agency Obligations         10.1
Sovereign Debt                            4.9
Corporate Bonds                           3.2
Short-Term &Other                        13.3


GEOGRAPHIC ALLOCATION OF NET ASSETS%

                                     OCTOBER 31, 1997
ARGENTINA                                2.9
BRAZIL                                   8.2
BULGARIA                                 2.1
CHILE                                    4.8
CHINA                                    1.0
DOMINICAN REPUBLIC                       0.1
ECUADOR                                  0.4
EGYPT                                    5.7
HONG KONG                                2.1
HUNGARY                                  1.2
INDIA                                    4.0
INDONESIA                                3.0
IRELAND                                  0.4
ISRAEL                                   1.2
KAZAKHSTAN                               0.1
KOREA                                    1.0
MALAYSIA                                 0.9
MEXICO                                  11.1
PAKISTAN                                 0.9
PANAMA                                   0.9
PERU                                     1.5
PHILIPPINES                              0.8
POLAND                                   0.4
PORTUGAL                                 0.9
RUSSIA                                   8.1
SOUTH AFRICA                            11.5
TAIWAN                                   2.3
THAILAND                                 1.2
TURKEY                                   2.4
UNITED KINGDOM                           0.6
UNITED STATES & OTHER                   14.9
VENEZUELA                                2.6
ZIMBABWE                                 0.8

                                                                        % of
GT GLOBAL DEVELOPING MARKETS FUND                        Country      Net Assets

KEY EQUITY HOLDINGS(7)

TELEBRAS  The holding company of Brazil's local          Brazil         2.3
and long-distance services, this currently state-controlled company is scheduled for privatization in 1998.

ASUSTEK COMPUTER INC.  Manufactures and markets          Taiwan         2.2
Pentium Pro, Pentium and 486-based mainboards.
The company also offers other peripherals such as audio, video and network cards. Asustek sells its products in Taiwan and exports to America, Asia and Europe.

LUKOIL HOLDING  Russia's largest private oil and         Russia         1.8
gas company, LUKoil holds 18% of Russia's oil and gas extracting market and 11% of its refining market. The company's oil reserves are estimated to be the second largest in the world.

TELEFONOS de MEXICO, S.A. de C.V.  Provides              Mexico         1.7
national and international long-distance and local telephone service to 7,320 communities throughout Mexico. The company also provides voice, data, image signal and cellular transmission services.

BARLOW LTD.  Holding company for a group that          South Africa     1.4
produces and distributes products used in building and construction, mining and other industries, as well as in motor vehicle retailing. The group's manufacturing operations serve markets in the UK, continental Europe, the U.S., Australia and the Far East. About 25% of the company's attributable profit is earned in foreign currencies.

SASOL LTD.  The holding company for a group that      South Africa      1.4
produces and markets liquid fuels, pipeline gas, petrochemicals, plastics, fertilizers, waxes and mining explosives from coal and crude oil.

KIMBERLY-CLARK de MEXICO, S.A. de C.V.  The              Mexico         1.3
largest manufacturer of diapers, tissue paper, notebooks and paper in Mexico. The company's conservative management has concentrated on lowering costs every year to retain its competitive position in the marketplace.

SOUTH AFRICAN BREWERIES LTD.  The holding company      South Africa     1.3
for a group of companies with diverse operations in the mass consumer markets of South Africa. The group primarily manufactures and distributes beer, but has interests in other beverages, and operates in the retailing, hotel and consumer goods manufacturing and supply sectors.

FOMENTO ECONOMICO MEXICANO, S.A. de C.V.                 Mexico         1.1
Produces and distributes soft drinks and beer and operates retail stores. The company sells its beer in Mexico and exports to 63 countries throughout the world.

PETROBRAS  Produces oil and natural gas liquids          Brazil         1.1
through approximately 7,258 producing wells. The company continues to benefit from the rapid growth of both reserves and production. The passing of Brazil's Hydrocarbon Law during 1997 allows the company to further accelerate this growth through joint ventures with international corporations.


Source: Bloomberg, November 1997.

(7) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

                       GT GLOBAL DEVELOPING MARKETS FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of GT Global Developing Markets Fund ("Fund"):

We have audited the accompanying statement of assets and liabilities of GT Global Developing Markets Fund (formerly G.T. Global Developing Markets Fund, Inc.), including the portfolio of investments, as of October 31, 1997, the related statement of operations for the ten months then ended and for the year ended December 31, 1996, the statements of changes in net assets for the ten months then ended and for each of the two years in the period ended December 31, 1996, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Developing Markets Fund as of October 31, 1997, the results of its operations for the ten months then ended and for the year ended December 31, 1996, the changes in its net assets for the ten months then ended and for each of the two years in the period ended December 31, 1996, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1997

                                       F1

                       GT GLOBAL DEVELOPING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Energy (13.0%)
  LUKoil Holding - ADR{\/} ................................   RUS              97,586   $  8,172,833         1.8
    OIL
  Sasol Ltd. ..............................................   SAFR            537,556      6,481,964         1.4
    ENERGY SOURCES
  Petroleo Brasileiro S.A. (Petrobras) Preferred ..........   BRZL         27,126,040      5,044,302         1.1
    OIL
  C.A. La Electricidad de Caracas .........................   VENZ          3,443,139      4,526,264         1.0
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (CEMIG) -
   ADR{\/} ................................................   BRZL             94,834      3,793,360         0.8
    ELECTRICAL & GAS UTILITIES
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .......   BRZL                 --             --         0.8
    ELECTRICAL & GAS UTILITIES
    "B" ADR{\/} ...........................................   --              118,958      2,617,076          --
    Preferred .............................................   --            2,112,000        913,846          --
  Chilgener S.A. - ADR{\/} ................................   CHLE            124,972      3,374,244         0.7
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ..................................   CHLE             94,858      3,130,314         0.7
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electricidad S.A. - ADR{\/} .........   CHLE            127,657      2,569,097         0.6
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ......................................   ARG              68,960      2,206,720         0.5
    OIL
  The Hub Power Co., Ltd. - GDR-/- {\/} ...................   PAK              70,300      2,196,875         0.5
    ENERGY SOURCES
  Light - Participacoes S.A. ..............................   BRZL          7,485,850      1,914,922         0.4
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ..................   BRZL          5,322,290      1,767,016         0.4
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR-/- {\/} ............................   RUS             174,640      1,484,440         0.3
    OIL
  PTT Exploration and Production Public Co., Ltd. -
   Foreign ................................................   THAI            138,800      1,415,622         0.3
    OIL
  Unified Energy Systems - Reg S GDR-/- {c} {\/} ..........   RUS              40,700      1,271,875         0.3
    ELECTRICAL & GAS UTILITIES
  Manila Electric Co. "B" .................................   PHIL            361,110      1,111,108         0.2
    ELECTRICAL & GAS UTILITIES
  Bombay Suburban Electric Supply (BSES) Ltd. .............   IND             200,000      1,004,209         0.2
    ELECTRICAL & GAS UTILITIES
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} ......   HGRY             43,600        942,850         0.2
    ENERGY SOURCES
  Mosenergo: ..............................................   RUS                  --             --         0.2
    ELECTRICAL & GAS UTILITIES
    ADR-/- {\/} ...........................................   --               10,964        460,488          --
    144A ADR{.} {\/} ......................................   --               10,000        420,000          --
  Korea Electric Power Corp. - ADR{\/} ....................   KOR              93,330        764,139         0.2
    ELECTRICAL & GAS UTILITIES
  Electricity Generating Public Co., Ltd. - Foreign .......   THAI            447,200        745,333         0.2
    ELECTRICAL & GAS UTILITIES
  Perez Companc S.A. ......................................   ARG             100,460        629,257         0.1
    OIL

    The accompanying notes are an integral part of the financial statements.

                                       F2

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Energy (Continued)
  Tenaga Nasional Bhd. ....................................   MAL             235,000   $    508,261         0.1
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd. .............................................   KOR              10,980        148,688          --
    OIL
  Guangdong Electric Power Development Co., Ltd. "B"{*} ...   CHNA            201,000        113,371          --
    ENERGY SOURCES
                                                                                        ------------
                                                                                          59,728,474
                                                                                        ------------
Multi-Industry/Miscellaneous (11.6%)
  Barlow Ltd. .............................................   SAFR            657,524      6,629,920         1.4
    CONGLOMERATE
  PT Telekomunikasi Indonesia .............................   INDO          5,018,500      4,683,001         1.0
    MULTI-INDUSTRY
  Anglo American Corporation of South Africa Ltd. .........   SAFR            104,020      4,498,162         1.0
    CONGLOMERATE
  Grupo Carso, S.A. de C.V. "A1" ..........................   MEX             567,700      3,610,164         0.8
    MULTI-INDUSTRY
  Delta Corporation Ltd. (subdivision)-/- .................   ZBBW          2,472,400      3,520,823         0.8
    MULTI-INDUSTRY
  ITC Ltd.: ...............................................   IND                  --             --         0.7
    MULTI-INDUSTRY
    Common ................................................   --              136,000      2,102,842          --
    GDR-/- {\/} ...........................................   --               44,370        811,971          --
  Billiton PLC-/- .........................................   SAFR            980,865      2,875,301         0.6
    CONGLOMERATE
  The Saudi Arabian Investment Fund Ltd.-/- {\/} ..........   UK              281,000      2,810,000         0.6
    COUNTRY FUNDS
  PT Gudang Garam .........................................   INDO            949,500      2,697,744         0.6
    MULTI-INDUSTRY
  China Resources Enterprise Ltd. .........................   HK              870,000      2,386,028         0.5
    CONGLOMERATE
  Shanghai Industrial Holdings Ltd. .......................   HK              471,000      2,096,041         0.5
    MULTI-INDUSTRY
  Sanluis Corporacion, S.A. de C.V. .......................   MEX             263,477      2,044,708         0.4
    CONGLOMERATE
  Central Asia Regional Growth Fund-/- {\/} ...............   IRE             210,000      1,999,200         0.4
    COUNTRY FUNDS
  Malaysian Resources Corp., Bhd. .........................   MAL           2,396,000      1,425,077         0.3
    CONGLOMERATE
  Koc Holding AS ..........................................   TRKY          3,234,900      1,216,923         0.3
    CONGLOMERATE
  Empresas La Moderna, S.A. de C.V. "A"-/- ................   MEX             240,600      1,181,389         0.3
    MULTI-INDUSTRY
  NASR (El) City Company For Housing & Construction-/- ....   EGPT             17,005      1,175,296         0.3
    MISCELLANEOUS
  PT Bimantara Citra ......................................   INDO          1,219,000      1,120,529         0.2
    MULTI-INDUSTRY
  PT Hanjaya Mandala Sampoerna ............................   INDO            590,500      1,032,141         0.2
    MULTI-INDUSTRY

    The accompanying notes are an integral part of the financial statements.

                                       F3

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  Koor Industries Ltd.: ...................................   ISRL                 --             --         0.2
    CONGLOMERATE
    ADR{\/} ...............................................   --               22,043   $    471,169          --
    Common ................................................   --                2,850        294,482          --
  Graboplast Rt. ..........................................   HGRY             13,452        725,231         0.2
    MISCELLANEOUS
  GT Taiwan Fund-/- +X+ {\/} ..............................   TWN              49,751        626,368         0.1
    COUNTRY FUNDS
  Quinenco S.A. - ADR-/- {\/} .............................   CHLE             32,400        473,850         0.1
    CONGLOMERATE
  Discount Investment Corp. ...............................   ISRL             11,613        316,356         0.1
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                          52,824,716
                                                                                        ------------
Services (11.3%)
  Telecomunicacoes Brasileiras S.A. (Telebras): ...........   BRZL                 --             --         2.3
    TELEPHONE NETWORKS
    ADR{\/} ...............................................   --               57,481      5,834,322          --
    Common ................................................   --           49,594,258      4,408,329          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} .........   MEX             176,363      7,627,700         1.7
    TELEPHONE NETWORKS
  Compania Anonima Nacional Telefonos de Venezuela (CANTV)
   - ADR{\/} ..............................................   VENZ            114,579      5,012,831         1.1
    TELEPHONE NETWORKS
  Pick'n Pay Stores Ltd.: .................................   SAFR                 --             --         0.8
    RETAILERS-OTHER
    Common ................................................   --            1,889,154      2,847,477          --
    "N" ...................................................   --              780,702      1,071,234          --
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} .......   CHLE            128,402      3,563,156         0.8
    TELEPHONE NETWORKS
  Telefonica del Peru S.A. - ADR{\/} ......................   PERU            155,070      3,062,633         0.7
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V.: ....................................   MEX                  --             --         0.3
    RETAILERS-OTHER
    "C" ...................................................   --              636,000      1,104,431          --
    "A" ...................................................   --              306,000        563,626          --
    "B" ...................................................   --               66,334        132,509          --
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP-/- ..............................................   BRZL          9,188,127      1,666,932         0.4
    BUSINESS & PUBLIC SERVICES
  Mahanagar Telephone Nigam Ltd. ..........................   IND             233,600      1,627,623         0.4
    TELECOM - OTHER
  Telefonica de Argentina S.A. - ADR{\/} ..................   ARG              55,228      1,553,288         0.3
    TELEPHONE NETWORKS
  Indian Hotels Co., Ltd.: ................................   IND                  --             --         0.2
    LEISURE & TOURISM
    GDR-/- {\/} ...........................................   --               35,200        607,200          --
    Common ................................................   --               25,850        418,541          --
  Migros Turk T.A.S. ......................................   TRKY            848,300        890,294         0.2
    RETAILERS-FOOD
  Portugal Telecom S.A. - Registered ......................   PORT             20,551        843,433         0.2
    TELEPHONE NETWORKS

    The accompanying notes are an integral part of the financial statements.

                                       F4

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Services (Continued)
  TelecomAsia Corp. - Foreign-/- ..........................   THAI          1,878,600   $    841,164         0.2
    TELEPHONE NETWORKS
  PT Citra Marga Nusaphala Persada ........................   INDO          2,847,000        812,862         0.2
    BUSINESS & PUBLIC SERVICES
  PT Indosat ..............................................   INDO            344,500        779,683         0.2
    TELECOM - OTHER
  Santa Isabel S.A. - ADR{\/} .............................   CHLE             40,666        752,321         0.2
    RETAILERS-FOOD
  Sonae Investimentos-Sociedade Gestora de Participacoes
   Sociais S.A. ...........................................   PORT             18,602        695,194         0.2
    RETAILERS-OTHER
  Danubius Hotel and Spa Rt.-/- ...........................   HGRY             21,940        686,611         0.2
    LEISURE & TOURISM
  Konsortium Perkapalan Bhd. ..............................   MAL             267,000        501,277         0.1
    TRANSPORTATION - SHIPPING
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} .....   PAK               6,000        486,000         0.1
    TELEPHONE NETWORKS
  Advanced Info. Service - Foreign ........................   THAI             85,700        460,478         0.1
    WIRELESS COMMUNICATIONS
  Investec-Consultoria Internacional S.A.-/- ..............   PORT             14,612        457,144         0.1
    BROADCASTING & PUBLISHING
  Super Sol Ltd. ..........................................   ISRL            154,231        443,830         0.1
    RETAILERS-FOOD
  BEC World Public Co., Ltd. - Foreign ....................   THAI             77,800        406,418         0.1
    BROADCASTING & PUBLISHING
  Estabelecimentos Jeronimo Martins & Filho, Sociedade
   Gestora de Participacoes Sociais S.A. ..................   PORT              3,854        252,110         0.1
    RETAILERS-OTHER
  Siam Makro Public Co., Ltd. - Foreign-/- ................   THAI            170,000        224,129          --
    RETAILERS-OTHER
  PT Matahari Putra Prima .................................   INDO          1,035,000        201,811          --
    RETAILERS-APPAREL
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Preferred ...   BRZL            495,118        129,349          --
    TELEPHONE NETWORKS
  Guangshen Railway Co., Ltd. .............................   HK              162,000         50,298          --
    TRANSPORTATION - ROAD & RAIL
                                                                                        ------------
                                                                                          51,016,238
                                                                                        ------------
Materials/Basic Industry (10.9%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ..............   MEX           1,389,779      6,125,014         1.3
    PAPER/PACKAGING
  SA Iron & Steel Industrial Corp., Ltd. (ISCOR) ..........   SAFR          9,521,806      4,948,964         1.1
    METALS - STEEL
  Sappi Ltd. ..............................................   SAFR            587,133      3,722,985         0.8
    FOREST PRODUCTS
  Helwan Portland Cement Co.-/- ...........................   EGPT            166,230      3,507,942         0.8
    CEMENT
  Suez Cement Co. - Reg S GDR{c} {\/} .....................   EGPT            158,195      3,282,546         0.7
    CEMENT
  Apasco S.A. .............................................   MEX             428,533      2,617,387         0.6
    CEMENT

    The accompanying notes are an integral part of the financial statements.

                                       F5

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Materials/Basic Industry (Continued)
  Industrias Penoles S.A. (CP) ............................   MEX             634,803   $  2,527,808         0.6
    METALS - NON-FERROUS
  Ameriyah Cement Co.-/- ..................................   EGPT             94,500      2,390,294         0.5
    CEMENT
  De Beers Centenary AG - Linked Unit{=} ..................   SAFR             78,000      1,861,622         0.4
    MISC. MATERIALS & COMMODITIES
  Torah Portland Cement Co.-/- ............................   EGPT             67,950      1,858,632         0.4
    CEMENT
  Hindalco Industries Ltd. ................................   IND              63,600      1,660,561         0.4
    METALS - NON-FERROUS
  Paints & Chemical Industry: .............................   EGPT                 --             --         0.3
    CHEMICALS
    Common-/- .............................................   --               31,400      1,052,916          --
    144A GDR{.} -/- {\/} ..................................   --               44,000        440,000          --
  Pohang Iron & Steel Co., Ltd. - ADR{\/} .................   KOR              88,870      1,444,138         0.3
    METALS - STEEL
  Turk Sise ve Cam Fabrikalari AS-/- ......................   TRKY         16,264,000      1,396,565         0.3
    GLASS
  North Cairo Flour Mills-/- ..............................   EGPT             32,010      1,393,376         0.3
    MISC. MATERIALS & COMMODITIES
  Pannonplast Rt. .........................................   HGRY             20,732      1,138,897         0.2
    MISC. MATERIALS & COMMODITIES
  Helioplis Housing-/- ....................................   EGPT              8,000      1,094,353         0.2
    BUILDING MATERIALS & COMPONENTS
  Grupo Industrial Minera Mexico "L" ......................   MEX             277,300        823,598         0.2
    METALS - NON-FERROUS
  Maanshan Iron and Steel Co. "H"{*} ......................   CHNA          4,939,000        785,895         0.2
    METALS - STEEL
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .......   CHLE             12,200        632,875         0.1
    CHEMICALS
  Israel Chemicals Ltd. ...................................   ISRL            499,158        625,750         0.1
    CHEMICALS
  Cosco Pacific Ltd. ......................................   HK              516,000        600,776         0.1
    PAPER/PACKAGING
  Cimpor-Cimentos de Portugal, SGPS S.A. ..................   PORT             21,964        555,972         0.1
    CEMENT
  PT Aneka Tambang-/- .....................................   INDO          1,364,500        532,117         0.1
    METALS - NON-FERROUS
  Engro Chemicals Pakistan Ltd. ...........................   PAK             137,800        435,263         0.1
    CHEMICALS
  HI Cement Corp. .........................................   PHIL          3,961,000        361,117         0.1
    CEMENT
  Cahya Mata Sarawak Bhd. .................................   MAL             355,000        345,509         0.1
    BUILDING MATERIALS & COMPONENTS
  Siam Cement Co., Ltd. - Foreign .........................   THAI             39,800        338,597         0.1
    CEMENT
  Agros Holding S.A.-/- ...................................   POL              16,123        338,212         0.1
    MISC. MATERIALS & COMMODITIES
  Compania de Minas Buenaventura S.A. - ADR{\/} ...........   PERU             16,000        287,000         0.1
    METALS - NON-FERROUS

    The accompanying notes are an integral part of the financial statements.

                                       F6

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Materials/Basic Industry (Continued)
  PT Indah Kiat Pulp & Paper Corp.Tbk .....................   INDO            709,000   $    271,553         0.1
    PAPER/PACKAGING
  Fauji Fertilizer Co., Ltd. ..............................   PAK             116,300        258,997         0.1
    MISC. MATERIALS & COMMODITIES
                                                                                        ------------
                                                                                          49,657,231
                                                                                        ------------
Finance (8.3%)
  ABSA Group Ltd. .........................................   SAFR            761,136      4,509,849         1.0
    BANKS-REGIONAL
  Uniao Bancos Brasileiras "A" Preferred ..................   BRZL        142,972,483      3,628,783         0.8
    BANKS-MONEY CENTER
  State Bank of India Ltd.: ...............................   IND                  --             --         0.7
    BANKS-MONEY CENTER
    Common ................................................   --              267,000      1,931,961          --
    GDR{\/} ...............................................   --               71,640      1,318,176          --
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ................................................   CHLE            142,366      2,384,631         0.5
    INVESTMENT MANAGEMENT
  Egyptian American Bank SAE-/- ...........................   EGPT             57,663      1,857,088         0.4
    BANKS-MONEY CENTER
  Commercial International Bank: ..........................   EGPT                 --             --         0.4
    BANKS-MONEY CENTER
    144A GDR{.} {\/} ......................................   --               58,000      1,261,500          --
    Common ................................................   --               23,940        553,789          --
  Banco de A. Edwards - ADR{\/} ...........................   CHLE            100,934      1,753,728         0.4
    BANKS-MONEY CENTER
  Credicorp Ltd. - ADR{\/} ................................   PERU             94,800      1,700,475         0.4
    BANKS-MONEY CENTER
  Global Menkul Degerler AS-/- ............................   TRKY         69,103,256      1,601,182         0.4
    SECURITIES BROKER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ................................................   PAN              37,631      1,495,832         0.3
    OTHER FINANCIAL
  Turkiye Is Bankasi (Isbank) "C" .........................   TRKY         15,098,500      1,461,119         0.3
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ........   ARG              48,968      1,205,837         0.3
    BANKS-MONEY CENTER
  Aksigorta A.S. ..........................................   TRKY         15,080,000      1,171,573         0.3
    INSURANCE - MULTI-LINE
  Liberty Life Association of Africa Ltd. .................   SAFR             37,400        933,056         0.2
    INSURANCE-LIFE
  BPI-SGPS S.A. ...........................................   PORT             40,637        914,217         0.2
    BANKS-MONEY CENTER
  Yapi ve Kredi Bankasi AS ................................   TRKY         29,106,092        888,639         0.2
    BANKS-REGIONAL
  Kookmin Bank - GDR-/- {\/} ..............................   KOR             128,480        822,272         0.2
    BANKS-MONEY CENTER
  Ayala Land, Inc. "B" ....................................   PHIL          1,723,800        675,278         0.1
    REAL ESTATE
  Bank Leumi Le - Israel ..................................   ISRL            406,668        624,411         0.1
    BANKS-REGIONAL
  Metroplex Bhd. ..........................................   MAL           1,751,000        610,141         0.1
    REAL ESTATE

    The accompanying notes are an integral part of the financial statements.

                                       F7

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Finance (Continued)
  Turkiye Garanti Bankasi AS ..............................   TRKY         11,565,600   $    599,025         0.1
    BANKS-REGIONAL
  Bank Hapoalim Ltd. ......................................   ISRL            244,830        579,448         0.1
    BANKS-REGIONAL
  Muslim Commercial Bank Ltd.-/- ..........................   PAK             546,500        558,844         0.1
    BANKS-MONEY CENTER
  JSC Kazkommertsbank Co. - GDR-/- {\/} (.) ...............   KAZ              26,600        558,600         0.1
    BANKS-REGIONAL
  SM Prime Holdings, Inc. .................................   PHIL          2,664,600        470,670         0.1
    REAL ESTATE
  Thai Farmers Bank Public Co., Ltd. - Foreign ............   THAI            166,400        455,323         0.1
    BANKS-REGIONAL
  Bank Slaski S.A. ........................................   POL               7,316        426,767         0.1
    BANKS-MONEY CENTER
  Banco Santander Chile - ADR{\/} .........................   CHLE             28,100        365,300         0.1
    BANKS-REGIONAL
  Land and House Public Co., Ltd. - Foreign ...............   THAI            392,300        341,555         0.1
    REAL ESTATE
  Belle Corp.-/- ..........................................   PHIL          3,297,000        300,581         0.1
    REAL ESTATE
  Malaysian Assurance Alliance Bhd. .......................   MAL             116,200        209,432          --
    INSURANCE - MULTI-LINE
  Bangkok Bank Public Co., Ltd. - Foreign .................   THAI             56,400        196,418          --
    BANKS-MONEY CENTER
  C & P Homes, Inc. .......................................   PHIL          1,382,000        104,339          --
    REAL ESTATE
                                                                                        ------------
                                                                                          38,469,839
                                                                                        ------------
Consumer Non-Durables (6.5%)
  South African Breweries Ltd. ............................   SAFR            226,892      6,037,874         1.3
    BEVERAGES - ALCOHOLIC
  Fomento Economico Mexicano, S.A. de C.V. "B" ............   MEX             738,356      5,217,126         1.1
    BEVERAGES - ALCOHOLIC
  Gruma S.A. "B"-/- .......................................   MEX             883,073      3,468,838         0.8
    FOOD
  Companhia Cervejaria Brahma Preferred ...................   BRZL          4,662,721      2,918,430         0.6
    BEVERAGES - ALCOHOLIC
  C.G. Smith Foods Ltd. ...................................   SAFR            174,000      2,496,050         0.5
    FOOD
  Eastern Tobacco Co.-/- ..................................   EGPT             90,785      2,276,300         0.5
    TOBACCO
  A-Ahram Beverages Co. S.A.E. - 144A GDR{.} -/- {\/} .....   EGPT             62,514      1,719,135         0.4
    BEVERAGES - ALCOHOLIC
  Embotelladora Andina S.A.: ..............................   CHLE                 --             --         0.4
    BEVERAGES - NON-ALCOHOLIC
    "B" ADR{\/} ...........................................   --               41,497        850,689          --
    "A" ADR{\/} ...........................................   --               34,400        825,600          --
  Hindustan Lever Ltd. ....................................   IND              40,650      1,438,245         0.3
    PERSONAL CARE/COSMETICS
  San Miguel Corp. "B" ....................................   PHIL            851,600        958,353         0.2
    BEVERAGES - ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                                       F8

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Consumer Non-Durables (Continued)
  Compania Cervecerias Unidas S.A. ADR{\/} ................   CHLE             36,800   $    897,000         0.2
    BEVERAGES - ALCOHOLIC
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) ...............   POL               4,461        333,293         0.1
    BEVERAGES - ALCOHOLIC
  Reliance Industries Ltd. - GDR-/- {\/} (.) ..............   IND              12,100        255,008         0.1
    TEXTILES & APPAREL
  Kuala Lumpur Kepong Bhd. ................................   MAL              60,000        144,187          --
    OTHER CONSUMER GOODS
  La Tondena Distillers, Inc. .............................   PHIL            137,900         84,469          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          29,920,597
                                                                                        ------------
Technology (2.3%)
  Asustek Computer Inc. - Reg. S GDR-/- {c} {\/} ..........   TWN             830,248     10,149,782         2.2
    COMPUTERS & PERIPHERALS
  Clal Electronics Industries Ltd. ........................   ISRL              2,754        399,041         0.1
    SEMICONDUCTORS
  LG Information & Communication ..........................   KOR               2,728        156,860          --
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                          10,705,683
                                                                                        ------------
Capital Goods (1.6%)
  New World Infrastructure Ltd.-/- ........................   HK            1,076,000      2,129,728         0.5
    CONSTRUCTION
  Cheung Kong Infrastructure Holdings .....................   HK              643,000      1,663,648         0.4
    CONSTRUCTION
  United Engineers Ltd. ...................................   MAL             428,000      1,015,680         0.2
    CONSTRUCTION
  Irkutskenergo - ADR-/- {\/} .............................   RUS              68,712        927,612         0.2
    ELECTRICAL PLANT/EQUIPMENT
  Daewoo Heavy Industries .................................   KOR              99,000        577,500         0.1
    INDUSTRIAL COMPONENTS
  Elektrim Spolka Akcyjna S.A. ............................   POL              58,947        555,592         0.1
    ELECTRICAL PLANT/EQUIPMENT
  ECI Telecommunications Ltd.{\/} .........................   ISRL             16,200        447,525         0.1
    TELECOM EQUIPMENT
  Sungmi Telecom Electronics Co. ..........................   KOR                 184          8,999          --
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                           7,326,284
                                                                                        ------------
Health Care (1.6%)
  Egypt International Pharmaceutical Industries Co.
   (EIPICO) ...............................................   EGPT             33,200      2,402,118         0.5
    PHARMACEUTICALS
  Richter Gedeon Rt. - Reg S GDR{c} {\/} ..................   HGRY             17,552      1,632,336         0.4
    PHARMACEUTICALS
  Ranbaxy Laboratories Ltd. ...............................   IND              79,850      1,555,391         0.3
    MEDICAL TECHNOLOGY & SUPPLIES
  Teva Pharmaceutical Industries Ltd. .....................   ISRL             25,548      1,189,452         0.3
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                                       F9

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Health Care (Continued)
  PT Kalbe Farma - Foreign ................................   INDO            479,000   $    293,538         0.1
    PHARMACEUTICALS
                                                                                        ------------
                                                                                           7,072,835
                                                                                        ------------
Consumer Durables (1.4%)
  Arcelik AS ..............................................   TRKY         12,233,800      1,367,315         0.3
    APPLIANCES & HOUSEHOLD
  Bajaj Auto Ltd. .........................................   IND              79,200      1,261,094         0.3
    AUTOMOBILES
  Qingling Motors Co., Ltd.{*} ............................   CHNA          1,671,000      1,091,662         0.2
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd.: ..............   IND                  --             --         0.2
    AUTOMOBILES
    GDR{\/} ...............................................   --               48,000        499,200          --
    Common ................................................   --               25,000        219,069          --
  Samsung Electronics Co. - 144A GDR{.} -/- {\/} ..........   KOR              34,850        705,713         0.2
    CONSUMER ELECTRONICS
  PT Astra International, Inc. ............................   INDO            785,000        584,923         0.1
    AUTOMOBILES
  Mahindra & Mahindra Ltd. ................................   IND              43,300        430,653         0.1
    AUTOMOBILES
                                                                                        ------------
                                                                                           6,159,629
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $359,966,965) ..............                              312,881,526        68.5
                                                                                        ------------       -----

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (10.1%)
  Argentina (1.2%)
    Republic of Argentina:
      Global Bond, 11.375% due 1/30/17 ....................   USD           2,741,000      2,617,655         0.6
      Par Bond Series L, 5.5% due 3/31/23++ ...............   USD           2,690,000      1,830,881         0.4
      Global Bond, 11% due 10/9/06 ........................   USD             720,000        713,700         0.2
  Brazil (0.4%)
    Republic of Brazil, Par Z-L Bond, 5.25% due
     4/15/24++ ............................................   USD           3,020,000      1,996,975         0.4
  Bulgaria (2.1%)
    Republic of Bulgaria:
      Front Loaded Interest Reduction Bond Series A, 2.25%
       due 7/28/12++ ......................................   USD           9,017,000      4,914,265         1.1
      Interest Arrears Bond, 6.6875% due 7/28/11 -
       Euro+ ..............................................   USD           7,099,000      4,663,156         1.0
  Ecuador (0.4%)
    Republic of Ecuador, Discount Bond, 6.6875% due 2/28/25
     - Euro+ ..............................................   USD           2,845,000      1,998,613         0.4
  Mexico (2.2%)
    United Mexican States:
      Discount Bond Series A, 6.6925% due 12/31/19+ +/+ ...   USD           6,110,000      5,533,369         1.2
      Global Bond, 9.875% due 1/15/07 .....................   USD           1,615,000      1,633,169         0.4
      Global Bond, 11.375% due 9/15/16 ....................   USD           1,455,000      1,547,756         0.3
      Global Bond, 11.5% due 5/15/26 ......................   USD           1,421,000      1,534,680         0.3

    The accompanying notes are an integral part of the financial statements.

                                      F10

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Panama (0.6%)
    Republic of Panama, Interest Reduction Bond, 3.75% due
     7/17/14++ ............................................   USD           3,536,000   $  2,486,250         0.6
  Peru (0.3%)
    Republic of Peru, Past Due Interest Bond, 4% due
     3/7/17++ .............................................   USD           2,533,000      1,443,810         0.3
  South Africa (0.8%)
    Republic of South Africa, 13% due 8/31/10{j} ..........   ZAR          20,173,000      3,807,589         0.8
  United States (1.6%)
    United States Treasury:
      6.375% due 8/15/27 ..................................   USD           4,032,000      4,149,180         0.9
      5.875% due 9/30/02 ..................................   USD           3,033,000      3,049,587         0.7
  Venezuela (0.5%)
    Republic of Venezuela, Par Bond Series A, 6.75% due
     3/31/20+/+ ...........................................   USD           2,543,000      2,128,173         0.5
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $49,316,056) .............................................                               46,048,808
                                                                                        ------------
Sovereign Debt (4.9%)
  Russia (4.9%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement:
      Assignment ** -/- {j} ...............................   USD          22,635,000     20,131,003         4.4
      Participation ** -/- ................................   DEM           4,186,000      2,227,112         0.5
                                                                                        ------------
Total Sovereign Debt (cost $12,006,889) ...................                               22,358,115
                                                                                        ------------
Corporate Bonds (3.2%)
  Argentina (0.5%)
    Supermercados Norte, 10.875% due 2/9/04 - 144A{.} .....   USD           1,193,000      1,109,490         0.3
    Acindar Industrial Argentina, 11.25% due 2/15/04 ......   USD             661,000        654,390         0.2
  Brazil (0.2%)
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} ......   USD           1,107,000      1,079,325         0.2
  China (0.6%)
    Panda Global Energy Co., 12.5% due 4/15/04{.} .........   USD           2,139,000      2,010,660         0.4
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} .....   USD             960,000        876,000         0.2
  Dominican Republic (0.1%)
    Tricom S.A., 11.375% due 9/1/04 - 144A{.} .............   USD             652,000        645,480         0.1
  Hong Kong (0.1%)
    Road King Infrastructure, 9.5% due 7/15/07 -
     144A{.} ..............................................   USD             700,000        652,750         0.1
  India (0.2%)
    Tata Electric Co., 8.5% due 8/19/17 - 144A{.} .........   USD           1,093,000        954,189         0.2
  Indonesia (0.1%)
    Pratama Datakom Asia BV, 12.75% due 7/15/05 -
     144A{.} ..............................................   USD             653,000        574,640         0.1

    The accompanying notes are an integral part of the financial statements.

                                      F11

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Corporate Bonds (Continued)
  Mexico (0.8%)
    Petroleos Mexicanos:
      9.5% due 9/15/27 - 144A{.} ..........................   USD           2,104,000   $  1,930,420         0.4
      8.85% due 9/15/07 - 144A{.} .........................   USD           1,050,000      1,009,313         0.2
    Copamex Industrias S.A., 11.375% due 4/30/04 -
     144A{.} ..............................................   USD             996,000      1,088,130         0.2
  Russia (0.4%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} ..............................................   USD             851,000      1,144,595         0.3
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} ....   USD             555,000        488,400         0.1
  South Africa (0.2%)
    Eskom, 11% due 6/1/08 .................................   ZAR           4,990,000        826,527         0.2
                                                                                        ------------
Total Corporate Bonds (cost $15,533,169) ..................                               15,044,309
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $76,856,114) .........                               83,451,232        18.2
                                                                                        ------------       -----


                                                                         UNDERLYING
                                                                           NOMINAL         VALUE         % OF NET
OPTIONS                                                      CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Federal Republic of Brazil Debt Conversion Bond, Call
   Option, strike 82.25, expires 1/12/98 (cost
   $312,660) ..............................................   USD          17,370,000        126,732          --
                                                                                        ------------       -----
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS

                                                                           NO. OF          VALUE         % OF NET
RIGHTS                                                       COUNTRY       RIGHTS         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  PT Matahari Putra Prima Rights, expire 12/3/97 ..........   INDO          2,070,000        115,320          --
    RETAILERS-APPAREL
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Rights,
   expire 11/12/97 ........................................   BRZL            257,975            234          --
    TELEPHONE NETWORKS
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) ....................................                                  115,554          --
                                                                                        ------------       -----

                                                                           NO. OF          VALUE         % OF NET
WARRANTS                                                     COUNTRY      WARRANTS        (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Belle Corp. Warrants, expire 2002 (cost $0) .............   PHIL            659,400            122          --
                                                                                        ------------       -----
    OIL

    The accompanying notes are an integral part of the financial statements.

                                      F12

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-----------------------------------------------------------                             ------------   -------------
  Dated October 31, 1997, with State Street Bank & Trust
   Co., due November 3, 1997, for an effective yield of
   5.57%, collateralized by $34,850,000 U.S. Treasury Bond,
   8.875% due 8/15/17 (market value of collateral is
   $45,720,975, including accrued interest).
   (cost $44,816,933)  ....................................                             $ 44,816,933         9.8
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $481,952,672)  * ..................                              441,392,099        96.5
Other Assets and Liabilities ..............................                               15,987,089         3.5
                                                                                        ------------       -----

NET ASSETS ................................................                             $457,379,188       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        +X+ The GT Global Developing Markets Fund (the "Fund") has invested in the GT Global Taiwan Fund, a fund managed by LGT Asset Management Ltd. who is an affiliate of the Fund's manager, Chancellor LGT Asset Management, Inc.
         **  Underlying loan agreement currently in default.
        {j} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities. See Note 1 to the Financial Statements.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {*}  Security denominated in Hong Kong Dollars.
        {=} Each Centenary Linked Unit consists of 1 registered deferred share of De Beers Consolidated Mine + 1 Centenary Depositary Receipt.
        (.) Restricted securities: At October 31, 1997, the Fund owned the following restricted securities constituting 0.2% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the securities is as follows:

                                 ACQUISITION                              MARKET VALUE
DESCRIPTION                         DATE        SHARES        COST          PER SHARE
------------------------------  -------------  ---------  -------------  ---------------
JSC Kazkommertsbank Co. -
 GDR..........................     7/15/97        26,600   $   500,080      $   21.00
Reliance Industries - GDR.....     5/20/94        12,100       223,850          21.08

          * For Federal income tax purposes, cost is $483,269,089 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  26,262,525
                 Unrealized depreciation:           (68,139,515)
                                                  -------------
                 Net unrealized depreciation:     $ (41,876,990)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F13

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    1.2         1.7                       2.9
Brazil (BRZL/BRL) ....................    7.6         0.6                       8.2
Bulgaria (BUL/LEV) ...................                2.1                       2.1
Chile (CHLE/CLP) .....................    4.8                                   4.8
China (CHNA/RMB) .....................    0.4         0.6                       1.0
Dominican Republic (DR/USD) ..........                0.1                       0.1
Ecuador (ECDR/ECS) ...................                0.4                       0.4
Egypt (EGPT/EGP) .....................    5.7                                   5.7
Hong Kong (HK/HKD) ...................    2.0         0.1                       2.1
Hungary (HGRY/HUF) ...................    1.2                                   1.2
India (IND/INR) ......................    3.8         0.2                       4.0
Indonesia (INDO/IDR) .................    2.9         0.1                       3.0
Ireland (IRE/IEP) ....................    0.4                                   0.4
Israel (ISRL/ILS) ....................    1.2                                   1.2
Kazakhstan (KAZ/KTS) .................    0.1                                   0.1
Korea (KOR/KRW) ......................    1.0                                   1.0
Malaysia (MAL/MYR) ...................    0.9                                   0.9
Mexico (MEX/MXN) .....................    8.1         3.0                      11.1
Pakistan (PAK/PKR) ...................    0.9                                   0.9
Panama (PAN/PND) .....................    0.3         0.6                       0.9
Peru (PERU/PES) ......................    1.2         0.3                       1.5
Philippines (PHIL/PHP) ...............    0.8                                   0.8
Poland (POL/PLZ) .....................    0.4                                   0.4
Portugal (PORT/PTE) ..................    0.9                                   0.9
Russia (RUS/SUR) .....................    2.8         5.3                       8.1
South Africa (SAFR/ZAR) ..............   10.5         1.0                      11.5
Taiwan (TWN/TWD) .....................    2.3                                   2.3
Thailand (THAI/THB) ..................    1.2                                   1.2
Turkey (TRKY/TRL) ....................    2.4                                   2.4
United Kingdom (UK/GBP) ..............    0.6                                   0.6
United States (US/USD) ...............                1.6           13.3       14.9
Venezuela (VENZ/VEB) .................    2.1         0.5                       2.6
Zimbabwe (ZBBW/ZWD) ..................    0.8                                   0.8
                                        ------      -----          -----      -----
Total  ...............................   68.5        18.2           13.3      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $457,379,188.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1997

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................     1,681,647         1.84950  11/06/97   $  (113,656)
Indonesian Rupiahs......................     1,114,206      3610.00000  11/05/97        (6,173)
South African Rands.....................     3,338,977         5.04500   1/30/98       (73,645)
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $5,941,356)...................     6,134,830                                (193,474)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 1.34%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $  (193,474)
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F14

                       GT GLOBAL DEVELOPING MARKETS FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $481,952,672) (Note 1)..........................  $441,392,099
  U.S. currency.................................................................  $1,159,740
  Foreign currencies (cost $14,108,834).........................................  14,122,604   15,282,344
                                                                                  ----------
  Receivable for securities sold............................................................   13,029,046
  Interest receivable.......................................................................    1,251,368
  Dividends receivable......................................................................      366,109
  Unamortized organizational costs (Note 1).................................................       85,312
  Miscellaneous receivable..................................................................       11,894
                                                                                              -----------
    Total assets............................................................................  471,418,172
                                                                                              -----------
Liabilities:
  Payable for securities purchased..........................................................   12,905,923
  Payable for investment management and administration fees (Note 2)........................      722,480
  Payable for open forward foreign currency contracts (Note 1)..............................      193,474
  Payable for professional fees.............................................................       39,732
  Payable for printing and postage expenses.................................................       37,656
  Payable for custodian fees................................................................       30,062
  Payable for Directors' fees and expenses (Note 2).........................................       15,494
  Payable for transfer agent fees (Note 2)..................................................        5,964
  Payable for fund accounting fees (Note 2).................................................        4,387
  Payable for registration and filing fees..................................................        2,127
  Other accrued expenses....................................................................       81,685
                                                                                              -----------
    Total liabilities.......................................................................   14,038,984
                                                                                              -----------
Net assets..................................................................................  $457,379,188
                                                                                              -----------
                                                                                              -----------
Class A:
Net asset value per share ($457,379,188 DIVIDED BY 36,416,667 shares outstanding)...........  $     12.56
                                                                                              -----------
                                                                                              -----------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $545,103,263
  Undistributed net investment income.......................................................    8,645,635
  Accumulated net realized loss on investments and foreign currency transactions............  (55,602,092)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................     (207,045)
  Net unrealized depreciation of investments................................................  (40,560,573)
                                                                                              -----------
Total -- representing net assets applicable to capital shares outstanding...................  $457,379,188
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                                      F15

                       GT GLOBAL DEVELOPING MARKETS FUND

                            STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

                                                                               TEN MONTHS
                                                                                  ENDED       YEAR ENDED
                                                                               OCTOBER 31,   DECEMBER 31,
                                                                                  1997           1996
                                                                              -------------  -------------
Investment income: (Note 1)
  Interest income...........................................................   $11,436,242    $20,641,051
  Dividend income (net of foreign withholding tax of $365,717 and $420,409,
   respectively)............................................................     5,481,523      7,351,830
  Other income..............................................................            --         74,487
                                                                              -------------  -------------
    Total investment income.................................................    16,917,765     28,067,368
                                                                              -------------  -------------
Expenses:
  Investment management fees (Note 2).......................................     6,274,911      6,673,159
  Administration fees (Note 2)..............................................     1,108,912      1,191,681
  Custodian fees (Note 1)...................................................       317,289        332,166
  Fund accounting fees (Note 2).............................................       108,484        119,321
  Professional fees.........................................................        92,091        101,382
  Printing and postage expenses.............................................        33,504         65,880
  Transfer agent fees (Note 2)..............................................        63,520        190,834
  Amortization of organization costs (Note 1)...............................        58,930         70,949
  Directors' fees and expenses (Note 2).....................................        25,536         38,064
  Registration and filing fees..............................................            --          3,000
  Other expenses............................................................       119,278         37,139
                                                                              -------------  -------------
    Total expenses before reductions........................................     8,202,455      8,823,575
      Expense reductions (Notes 1 & 5)......................................      (374,173)      (162,760)
                                                                              -------------  -------------
    Total net expenses......................................................     7,828,282      8,660,815
                                                                              -------------  -------------
Net investment income.......................................................     9,089,483     19,406,553
                                                                              -------------  -------------
Net realized and unrealized gain (loss) on investments and foreign currencies: (Note 1)
  Net realized gain on investments..........................................    46,804,651      1,845,666
  Net realized loss on foreign currency transactions........................    (1,151,351)      (900,512)
                                                                              -------------  -------------
    Net realized gain during the periods....................................    45,653,300        945,154
                                                                              -------------  -------------
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies.............................      (297,303)        91,835
  Net change in unrealized appreciation (depreciation) of investments.......  (101,078,671)    78,628,364
                                                                              -------------  -------------
    Net unrealized appreciation (depreciation) during the periods...........  (101,375,974)    78,720,199
                                                                              -------------  -------------
Net realized and unrealized gain (loss) on investments and foreign
 currencies.................................................................   (55,722,674)    79,665,353
                                                                              -------------  -------------
Net increase (decrease) in net assets resulting from operations.............   $(46,633,191)  $99,071,906
                                                                              -------------  -------------
                                                                              -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F16

                       GT GLOBAL DEVELOPING MARKETS FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                    TEN MONTHS
                                                                       ENDED      YEAR ENDED DECEMBER 31,
                                                                    OCTOBER 31,   ------------------------
                                                                       1997          1996         1995
                                                                   -------------  -----------  -----------
Increase (Decrease) in net assets
Operations:
  Net investment income..........................................   $ 9,089,483   $19,406,553  $26,375,900
  Net realized gain (loss) on investments and foreign currency
   transactions..................................................    45,653,300       945,154  (78,379,558)
  Net change in unrealized appreciation (depreciation) on
   translation of assets and liabilities in foreign currencies...      (297,303)       91,835       (3,021)
  Net change in unrealized appreciation (depreciation) of
   investments...................................................  (101,078,671)   78,628,364   47,401,359
                                                                   -------------  -----------  -----------
    Net increase (decrease) in net assets resulting from
     operations..................................................   (46,633,191)   99,071,906   (4,605,320)
                                                                   -------------  -----------  -----------
Distributions to shareholders: (Note 1)
  From net investment income.....................................            --   (17,407,047) (26,292,834)
                                                                   -------------  -----------  -----------
Capital share transactions: (Note 4)
  Adjustment to estimate of initial offering expenses............            --            --      373,757
                                                                   -------------  -----------  -----------
    Total increase (decrease) in net assets......................   (46,633,191)   81,664,859  (30,524,397)
Net assets:
  Beginning of period............................................   504,012,379   422,347,520  452,871,917
                                                                   -------------  -----------  -----------
  End of period *................................................   $457,379,188  $504,012,379 $422,347,520
                                                                   -------------  -----------  -----------
                                                                   -------------  -----------  -----------
 * Includes undistributed net investment income (loss) of........   $ 8,645,635   $   363,782  $    (7,034)
                                                                   -------------  -----------  -----------
                                                                   -------------  -----------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F17

                       GT GLOBAL DEVELOPING MARKETS FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                                               JANUARY 11, 1994
                                                                                (COMMENCEMENT
                                          TEN MONTHS         YEAR ENDED         OF OPERATIONS)
                                             ENDED          DECEMBER 31,              TO
                                          OCTOBER 31,  ----------------------    DECEMBER 31,
                                             1997         1996        1995           1994
                                          -----------  ----------  ----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   13.84   $   11.60   $   12.44      $   15.00
                                          -----------  ----------  ----------  ----------------
Income from investment operations:
  Net investment income.................        0.25        0.53        0.72           0.35
  Net realized and unrealized gain
   (loss) on investments................       (1.53)       2.19       (0.84)         (2.46)
                                          -----------  ----------  ----------  ----------------
    Net increase (decrease) from
     investment operations..............       (1.28)       2.72       (0.12)         (2.11)
                                          -----------  ----------  ----------  ----------------
Distributions to shareholders:
  From net investment income............          --       (0.48)      (0.72)         (0.35)
  From net realized gain on
   investments..........................          --          --          --          (0.10)
                                          -----------  ----------  ----------  ----------------
    Total distributions.................          --       (0.48)      (0.72)         (0.45)
                                          -----------  ----------  ----------  ----------------
Net asset value, end of period..........   $   12.56   $   13.84   $   11.60      $   12.44
                                          -----------  ----------  ----------  ----------------
                                          -----------  ----------  ----------  ----------------
Market value, end of period.............   $   11.81   $   11.63   $    9.75      $    9.75
                                          -----------  ----------  ----------  ----------------
                                          -----------  ----------  ----------  ----------------

Total investment return (based on market
 value).................................        1.62%(b)     24.18%      6.60%       (32.16)% (b)

Total investment return (based on net
 asset value)...........................       (9.25)%(b)     23.59%     (0.95)%       (14.07)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 457,379   $ 504,012   $ 422,348      $ 452,872
Ratio of net investment income to
 average net assets.....................        2.03%(a)      4.07%      6.33%         2.75 % (a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................        1.75%(a)      1.82%      1.77%         2.01 % (a)
  Without expense reductions............        1.83%(a)      1.85%      1.80%         2.01 % (a)
Portfolio turnover rate.................         184%(a)       138%        75%           56 %
Average commission rate per share paid
 on portfolio transactions..............   $  0.0023   $  0.0022         N/A            N/A

----------------

 (a) Annualized
 (b) Not annualized
N/A  Not Applicable.

These financial highlights provide per share financial information of G.T. Global Developing Markets Fund, Inc. ("Predecessor Fund") for the periods shown. The fees and expenses of the Fund differ from those of the Predecessor Fund (See Note 2).

    The accompanying notes are an integral part of the financial statements.

                                      F18

                       GT GLOBAL DEVELOPING MARKETS FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Developing Markets Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

On October 31, 1997, at the close of business, the Fund acquired the assets and assumed the liabilities of G.T. Global Developing Markets Fund, Inc., a Maryland corporation registered under the 1940 Act as a non-diversified closed-end management investment company ("Predecessor Fund"), in exchange for Class A shares of the Fund in a tax-free reorganization of the Predecessor Fund. Shareholders of the Predecessor Fund approved the reorganization on October 20, 1997. Prior to October 28, 1997 the Closed-End Fund's shares traded on the New York Stock Exchange. As a result of the reorganization of the Predecessor Fund into the Fund, the Fund has a fiscal year end of October 31 to coincide with the fiscal years of the other series of the Company. Class A shares of the Fund issued in connection with the reorganization of the Predecessor Fund will be subject to a 2% redemption fee for redemptions until May 1, 1998. The financial statements presented are the financial statements for the Predecessor Fund.

Commencing November 1, 1997, the Fund began to offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for securities or, if such prices are not available, at prices for securities of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations existing from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term investments, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from

                                      F19

                       GT GLOBAL DEVELOPING MARKETS FUND

changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection of income on securities, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the market risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1997, stocks with an aggregate value of approximately $29,571,465 were on loan to brokers. The loans were secured by cash collateral of $33,239,507 received by the Fund. For international

                                      F20

                       GT GLOBAL DEVELOPING MARKETS FUND

securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the period ended October 31, 1997, the Fund received securities lending income of $302,308 which was used to reduce the Fund's custodian fees and administrative expenses.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $54,472,976 which expires in 2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states aggregated $353,775. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Fund's Portfolio of Investments.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund has purchased and sold when-issued securities during the period and has set aside liquid securities as collateral for these commitments.

(P) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager ("GT Funds"), has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the GT Funds to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1997, the Fund had no loans outstanding.

For the period ended October 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $12,607,909, with a weighted average interest rate of 6.29%. Interest expense for the Fund for the period ended October 31, 1997 was $24,241, and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES

(A) PREDECESSOR FUND THROUGH OCTOBER 31, 1997
Chancellor LGT Asset Management, Inc. was the Predecessor Fund's investment manager and administrator. The Predecessor Fund paid the Manager investment management fees, which were computed weekly and paid monthly, at the annualized rate of 1.40% of the funds average weekly net assets. The Manager also acted as administrator of the Predecessor Fund and paid the Manager administration fees, which were computed and paid monthly, at an annualized rate of 0.25% of the Fund's average weekly net assets.

The Manager was the pricing and accounting agent for the Predecessor Fund. The monthly fee for these services to the Manager was a percentage, not to exceed 0.03% annually, of the Predecessor Fund's average daily net assets. The annual fee rate was derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of

                                      F21

                       GT GLOBAL DEVELOPING MARKETS FUND

$5 billion and allocating the result according to the Predecessor Fund's average daily net assets.

The Predecessor Fund paid each of its Directors who was not an employee, officer or director of the Manager or any of its affiliated companies $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

(B) THE FUND COMMENCING NOVEMBER 1, 1997
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. The Fund pays the Manager investment management and administration fees at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by the waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager or any of its affiliated companies $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1997, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $736,422,573 and $765,404,012, respectively. Purchases of U.S. government obligations by the Fund were $7,226,388 for the year. There were no sales of U.S. government obligations by the Fund for the year.

4. CAPITAL SHARES
At October 31, 1997, the Predecessor Fund was authorized to issue 100 million shares of capital stock, $0.001 par value, all of which was classified as Common Stock.

At October 31, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of GT Global Developing Markets Fund; 400,000,000 were classified as shares of GT

                                      F22

                       GT GLOBAL DEVELOPING MARKETS FUND

Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified.

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1997, the Fund's expenses were reduced by $71,865 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended October 31, 1997, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $.7797 per share (representing an approximate total of $15,509,507). The total amount of taxes paid by the Fund to such countries was approximately $.0213 per share (representing an approximate total of $424,399).

                                      F23

                       GT GLOBAL DEVELOPING MARKETS FUND

                                     NOTES

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                       GT GLOBAL DEVELOPING MARKETS FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                               GT Global Developing Markets Fund
          GTDAR712XXXMER.672
          December, 1997